Trust Preferred Securities	12 Months Ended
Dec. 31, 2013
Trust Preferred Securities [Abstract]
Subordinated Borrowings Disclosure [Text Block]
15. Trust Preferred Securities
As of December 31, 2013, the Company sponsored and wholly-owned 100% of the common equity of eight unconsolidated trusts that were formed for the purpose of issuing Company-obligated mandatorily redeemable preferred securities (“Trust Preferred Securities”) to third-party investors and investing the proceeds from the sale of the Trust Preferred Securities solely in junior subordinated debt securities of the Company (the “Debentures”). The Debentures held by the trusts, which totaled $103,750 at December 31, 2013 and 2012, are the sole assets of each trust.
The Company’s obligations under the Debentures and related documents, taken together, constitute a full and unconditional guarantee by the Company of the obligations of the trusts. The guarantee covers the distributions and payments on liquidation or redemption of the Trust Preferred Securities, but only to the extent of funds held by the trusts. The Company has the right to redeem the Debentures in whole or in part, on or after specific dates, at a redemption price specified in the indentures plus any accrued but unpaid interest to the redemption date.
In January 2011, the Company purchased $10,000 of its own trust preferred securities due in September 2037 at a discount, resulting in a gain on extinguishment of debt of $4,400 which is included in other noninterest income in the consolidated statements of income. As a result of the extinguishment, the forecasted transactions related to the interest payments associated with this debt were no longer expected to occur, and the fair value of the cash flow hedge of $293 at the date of extinguishment was reclassified from AOCI to other noninterest income.
Total interest expense on trust preferred securities for the years ended December 31, 2013, 2012 and 2011 is $6,584, $6,006 and $6,641, respectively.
The terms of the outstanding trust preferred securities at December 31, 2013 and 2012 are summarized as follows:

Maturity		Dividend Rate	2013	2012
July 2031		10.25% fixed	$15,000	$15,000
July 2031	(1)	Three-month LIBOR, plus 3.58% (3.82% and 3.89%, respectively)	15,000	15,000
January 2035		Three-month LIBOR, plus 1.99% (2.23% and 2.33%, respectively)	10,000	10,000
August 2035		Fixed at 6.40% to August 2015 (thereafter, three-month LIBOR, plus 1.80%)	10,000	10,000
November 2035		Fixed at 6.08% to November 2015 (thereafter, three-month LIBOR, plus 1.49%)	10,000	10,000
December 2036		Fixed at 6.74% to December 2016 (thereafter, three-month LIBOR, plus 1.74%)	15,750	15,750
June 2037		Three-month LIBOR, plus 1.70% (1.94% and 2.00%, respectively)	15,000	15,000
September 2037		Three-month LIBOR, plus 1.70% (1.94% and 2.00%, respectively)	13,000	13,000
			$103,750	$103,750
(1) London Interbank Offered Rate
For the first trust preferred security listed above (July 2031 maturity, 10.25% fixed, $15,000 principal amount outstanding), interest is payable semi-annually and may be deferred at any time at the election of the Company for up to 10 consecutive semiannual periods. For all other trust preferred securities listed above, interest is payable quarterly and may be deferred at any time at the election of the Company for up to 20 consecutive quarterly periods.  During a deferral period, the Company is subject to certain restrictions, including being prohibited from declaring and paying dividends on its common stock or preferred stock.  As of December 31, 2013, the Company had not elected to defer interest payments on any of its trust preferred securities.